                                                                  Exhibit 10.66

                       RESTRICTED STOCK AWARD AGREEMENT
                       --------------------------------


          AGREEMENT made as of December 21, 1990, by and between INFORMATION MANAGEMENT ASSOCIATES, INC. (the "Company") and PAUL SCHMIDT ("Award Recipient"):

          WHEREAS, the Award Recipient is now employed by the Company; and

          WHEREAS, the Company wishes to recognize the valuable services rendered by the Award Recipient to the Company, to retain the Award Recipient as an employee of the Company, to provide inducement to him to continue his employment and to provide an additional incentive to him to promote the best interests of the Company all through the use of a restricted stock award; and

          WHEREAS, the Board of Directors has awarded to the Award Recipient a restricted stock award of certain shares of the Common Stock, no par value ("Common Stock") conditioned upon the execution by the Company and the Award Recipient of a Restricted Stock Agreement setting forth all the terms and conditions applicable to such award in accordance with the Connecticut Stock Corporation Act;

          THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, it is hereby agreed as follows:

     1.   AWARD OF SHARES AND RESTRICTIONS
          --------------------------------

          Subject to the terms and conditions set forth herein, the Company awards to the Award Recipient, on the day and year first written above (hereinafter referred to as the "Effective Date"), 4,766 fully paid and non-assessable common shares of the Company (hereinafter referred to as the "Award Shares").

          All Award Shares awarded to the Award Recipient pursuant to this Agreement are subject to the following restrictions:

               (a) If the Award Recipient ceases to be employed as a regular full-time employee by the Company or an Affiliated Corporation within seven (7) years after the Effective Date of this Agreement and such termination of employment is for any reason other than death or total disability, the Award Recipient shall forfeit all of the Award Shares that are then subject to the restrictions imposed under this paragraph 2. The terms "Affiliated Corporation" shall mean any corporation which controls, is controlled by or is under common control with the Company and such term is intended to be interpreted and construed in accordance with rules and regulations of the United States Securities and Exchange Commission.

               (b) In the event that the Award Recipient shall die while he is in the regular, full-time employment of the Company or an Affiliated Corporation or terminate his employment by virtue of his having become totally disabled, the restrictions imposed under this paragraph 2 shall lapse.

               (c) In the event of a Reorganization which involves one or more corporations which, prior to the Reorganization, are not affiliates of the Company and in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, the restrictions imposed under this paragraph 2 shall lapse as of the date of the Company's shareholders approve such Reorganization. The term "Reorganization" is used in this section 2(c) shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is merged into, or becomes a wholly owned subsidiary of, another company after the effective date of the Reorganization.

               (d) Until the restrictions imposed under this paragraph 2 Lapse, the Award Recipient shall not dispose of or encumber any of the Award Shares so restricted, whether by gift, sale, pledge, other encumbrance, or by operation of law.

      2.  SECRETARY TO HOLD CERTIFICATES
          ------------------------------

          In order to enforce the restrictions imposed upon the Award Shares under paragraph 2 of this Agreement, the Award Shares shall be held by the Secretary of the Company until the restrictions imposed pursuant to said paragraph 2 have Lapsed; and as such restrictions Lapse, the Secretary shall distribute to the Award Recipient those Award Shares which are no longer subject to such restrictions. The Award Recipient hereby appoints the person holding the office of Secretary of the Company, from time to time, as his attorney-in-fact to take all actions necessary to carry out the intent of this Agreement including but not limited to endorsing the certificate evidencing the Award Shares back to the Company, and to the extent that the Company is entitled to a distribution of some, but not all, of the Award Shares under the terms hereof, re-issuing such new certificates with regard to the Award Shares as may be appropriate upon Lapse of the restrictions or termination of the Award Recipient's employment.

     3.   WITHHOLDING TAXES
          -----------------

          The Company shall have the right to retain and withhold from any payment under the restricted stock awarded the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require the Award Recipient receiving shares of Common Stock under this restricted stock award to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Award Recipient an amount equal to such taxes required to be withheld by the Company to reimburse the Company for any such taxes or retain and withhold a number of shares having a market value of not less than the amount of such taxes and cancel (in whole or in part) any such shares so withheld in order to reimburse the Company for any such taxes.

      4.  LEGAL RESTRICTIONS
          ------------------

          This Restricted Stock Agreement and the company's obligation to issue shares of its Common Stock hereunder shall be subject to all applicable laws, rules and regulations, including without limitation, federal and state securities laws. It shall be a condition precedent to the Company's obligation to issue any shares hereunder that the Award Recipient make any representation, warranty or agreement to the Company as may be required by applicable law or regulation. The Award Shares will also be subject to the terms and conditions of any Stockholders' Agreement to which the Award Recipient is now or may hereafter become a party. The certificate or certificates for shares of Common Stock issued pursuant to this Agreement shall be registered in the name of the Award Recipient and shall contain the following legend and any legend required by any Stockholders' Agreement to which the Award Recipient is now or may hereafter become a party:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "Act"), OR STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

      5.  EMPLOYEE REPRESENTATIONS AND COVENANTS
          --------------------------------------

          In recognition of the provisions of paragraph 6, the Award Recipient states that:

          The Award Recipient hereby represents to and agrees with the Company that the Award Recipient is now acquiring the Award Shares solely with a view to bona fide permanent investment for the Award Recipient's own individual account, and not with a view to the sale or disposition of the same or any part thereof or any interest therein.

          The Award Recipient acknowledges the fact of being informed by the Company that the Award Shares being acquired by the Award Recipient are unregistered and must be held indefinitely once the restrictions imposed by paragraph 2 above have lapsed unless they are subsequently registered under the Act or an exemption from such registration is available.

          The Award Recipient covenants that he will only resell such Award Shares pursuant to an effective registration statement under the Securities Act of 1933 and any appropriate state securities act (the "Acts") or in a transaction exempt from the registration requirements of such Acts.

          The Award Recipient further acknowledges that the Company has not agreed to register the Award Shares under the Act.

          The Award Recipient agrees to indemnify the Company and to hold it harmless at all times in respect of any and all liabilities, losses, damages, costs and expenses resulting from the sale or transfer by the Award Recipient of any of such shares in violation of the Act or other applicable law.

      6.  ADMINISTRATION
          --------------

          The Board of Directors of the Company shall have full authority and discretion to decide all matters relating to the administration and interpretation of this Agreement. All such Committee determinations shall be final, conclusive, and binding upon the Company, the Award Recipient, and any and all interest parties.

      7.  RIGHT TO CONTINUE EMPLOYMENT
          ----------------------------

          Nothing in this Agreement shall confer on an Award Recipient any right to continue in the employ of the Company or in any way affect the Company's right to terminate the Award Recipient's employment without prior notice at any time for any or no reason.

      8.  FORCE AND EFFECT
          ----------------

          The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

     9.   PREVAILING LAWS
          ---------------

          This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Connecticut.

      10. SUCCESSORS
          ----------

          This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

     11.  NOTICES
          -------

          Unless waived by the Company, any notice to the Company required under or relating to this Agreement shall be in writing and addressed to:

               Information Management Associates, Inc.
               6527 Main Street
               Trumbull, Connecticut  06611

     12.  TRANSFER
          --------

          Except as provided in paragraph 2(b) the rights of the Award Recipient under this Agreement are non-transferable and any attempted transfer thereof shall be void.

     13.  ENTIRE AGREEMENT
          ----------------

          This Agreement contains the entire understanding of the parties and shall not be modified or amended except by an instrument in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed to waiver of any subsequent default.

          IN WITNESS WHEREOF, the parties have signed this Agreement as of the date hereof.


                                        INFORMATION MANAGEMENT
                                        ASSOCIATES, INC.

                                        By /s/ Albert Subbloie
                                          -----------------------------
                                          Title: PRESIDENT

                                        /s/ Paul Schmidt
                                        ------------------------------
                                        Paul  Schmidt
                                        Award Recipient